UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 18, 2000

                        Commission File Number: 000-23863

                        PEOPLES FINANCIAL SERVICES CORP
             (Exact name of registrant as specified in its charter)

          Pennsylvania                            23-2391852
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
Incorporation or Organization)

                      50 Main Street, Hallstead, PA              18822
              (Address of Principal Executive Officer)         (Zip Code)

       Registrant's telephone number, including area code (717) 879-2175

Item 5.  Other Events
     The press release, dated May 05, 2000, of Peoples Financial Services Corp. is incorporated by reference.

     The press release, dated January 27, 2000, of Peoples Financial Services Corp., is incorporated by reference.



Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

     The following exhibit is filed herewith:
     Press Release, Exhibit 99.003, dated July 18, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP

By/s/ John W. Ord
John W. Ord, President and Chief Executive Officer